UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  September 26, 2014

Unico American Corporation

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 26, 2014, the Company eliminated the full-time position of in-house General Counsel. Therefore, the employment of Terry L. Kinigstein, the Company’s Vice President, General Counsel and Secretary, ended as of that date. Mr. Kinigstein will continue to serve as a Director of the Company. Lester A. Aaron, the Company’s Treasurer and Chief Financial Officer, has been appointed Secretary by the Board of Directors, in addition to his other titles.

Item 9.01. Financial Statements and Exhibits.

(d) News release dated September 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: September 29, 2014     By:   /s/ Lester A. Aaron

                                                Name:   Lester A. Aaron

                                                Title:    Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number        Description

99.1                            News Release dated September 29, 2014

3